Note J - Acquisition	12 Months Ended
Dec. 31, 2011
Business Combination Disclosure [Text Block]
Note J – Acquisition

On October 1, 2010, the Company acquired substantially all of the assets and certain liabilities of privately-held National Pump Company, LLC for a purchase price of approximately $36.6 million, net of cash acquired. The purchase price consisted of cash of $33.9 million and issuance of 100,000 common shares of stock with a fair value of $2.7 million. National Pump Company, founded in 1969, is headquartered in Glendale, Arizona. Its principal products are vertical turbine line shaft and submersible pumps as well as centrifugal pumps, high-pressure booster pumps and packaged pump station systems. National Pump Company’s specialty expertise is in designing, manufacturing and distributing deep-well vertical turbine pumps for industrial process water supply, agricultural irrigation supply and municipal water supply. Additionally, it provides specialty pumps for petroleum, mining and OEM applications. National Pump Company operates as a subsidiary of the Company. Pro-forma financial information is not considered material and not presented.  Goodwill is primarily attributable to market synergies and is substantially all deductible for tax purposes.  The final purchase price allocation of the net assets acquired, in millions of dollars, is presented below:

Current assets (net of $3.0 million current liabilities)	$10.9
Property, plant and equipment	6.1
Goodwill	9.9
Intangibles and other assets	9.7
Net assets acquired	$36.6